[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                         Exhibit 10.1
SETTLEMENT AND PATENT LICENSE AGREEMENT
This Settlement and Patent License Agreement (“Agreement”), effective as of July 2, 2013 (“Effective Date”), is made by and between TiVo Inc., a Delaware corporation (“TiVo”); Cisco Systems, Inc., a California Corporation (“Cisco”); and Google Inc., a Delaware corporation (“Google”). TiVo, Google and Cisco are each referred to herein as a “Party” and collectively as the “Parties.”
A.    TiVo and Google are parties to the following lawsuit pending in the Eastern District of Texas: C.A. No. 5:11-CV-00053-JRG, involving TiVo, Motorola Mobility LLC (formerly Motorola Mobility, Inc., and now owned by Google), General Instrument Corporation (now owned by ARRIS Group, Inc.), Time Warner Cable Inc. and Time Warner Cable LLC (the “Pending Google Litigation”).
B.    TiVo and Cisco are parties to the following lawsuit pending in the Eastern District of Texas: C.A. Nos. 2:12-CV-00311-JRG and 2:12-CV-00434-JRG (consolidated), involving TiVo, Cisco, Time Warner Cable Inc. and Time Warner Cable LLC (the “Pending Cisco Litigation”). The Pending Google Litigation and Pending Cisco Litigation are collectively referred to herein as the “Pending Litigation.”
C.    The Parties have agreed, among other things, to settle the Pending Litigation and for TiVo and Google and TiVo and Cisco to grant one another releases and patent licenses pursuant to the terms set forth below.
D.    Contemporaneously with entering into this Agreement, TiVo is entering into an agreement with ARRIS Group, Inc. (“Arris”), under which, among other things, TiVo is granting Arris a release and patent license in the form substantially as shown in Exhibit A (the “Arris Agreement”).
In consideration of the mutual covenants, representations, warranties, and other terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
Section 1. DEFINITIONS
In this Agreement, capitalized terms have the meanings set forth below or otherwise ascribed herein:
1.1.    “Acquired DVR Business” has the meaning given to it in Section 10.2.
1.2.    “Acquired DVR Patents” has the meaning given to it in Section 10.2.
1.3.    “Acquired DVR Supplier” has the meaning given to it in Section 10.2.
1.4.    “Acquired Party” has the meaning given to it in Section 10.1.
1.5.    “Acquirer” has the meaning given to it in Section 10.1.
1.6.    “Acquiring Party” has the meaning given to it in Section 10.2.

1.7.    “Affiliate” means, with respect to a given Person (the “Subject Person”), any other Person that now or hereafter controls, is under the control of, or is under common control with the Subject Person, where “control” means direct or indirect ownership or control of more than 50% of the Voting Power of another Person. A Person will be deemed to be an Affiliate of the Subject Person under this Agreement only so long as such control exists.
1.8.    “Agreement” has the meaning given to it in the preamble of this Agreement.
1.9.    “[***]” means [***], a [***] corporation having a primary place of business at [***], and its Subsidiaries.
1.10.    “Arris” has the meaning given to it in recital D of this Agreement.
1.11.    “Arris Agreement” has the meaning given to it in recital D of this Agreement.
1.12.    “Assert” (or “Assertion”) means to initiate or pursue an action, investigation, or other proceeding alleging patent infringement, whether direct or indirect, before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal, anywhere in the world, that has or claims to have authority to adjudicate such action.
1.13.    “Authorized Third Parties” means the Cisco Authorized Third Parties, Google Authorized Third Parties, and/or TiVo Authorized Third Parties, as applicable.
1.14.    “Capture Period” means any date on or before the 5-year anniversary of the Effective Date.
1.15.    “Change of Control” of a Person (“Subject Entity”) means any of the following: (a) any merger, reorganization, share exchange, consolidation, business combination or other transaction or series of related transactions in which the holders of more than 50% of the Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than 50% of the Voting Power of the surviving Person immediately after such transaction or series of transactions; (b) any sale, lease, transfer or other disposition of all or substantially all of the Subject Entity’s assets where the current holders of more than 50% of the Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than 50% of the Voting Power of the acquiring Person immediately after such transaction or series of transactions; or (c) any Person or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) who does not hold more than 50% of the total Voting Power of the Subject Entity as of the Effective Date becomes the “beneficial owner” (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the total Voting Power of the Subject Entity.
1.16.    “Cisco Authorized Customers” means [***], including [***], with respect to [***].
1.17.    “Cisco Authorized Suppliers” means [***] with respect to [***].
1.18.    “Cisco Authorized Third Parties” means the Cisco Authorized Customers and/or Cisco Authorized Suppliers, as applicable.
1.19.    “Cisco Combination Product” means any Combination Product of Cisco.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.20.    “Cisco Covenant Product” means (a) any Cisco Product, or (b) any Cisco Combination Product; but in each case excluding any [***] and any Foundry Products.
1.21.    “Cisco Licensed Patents” means any and all Patents worldwide (a) owned, controlled, or acquired by Cisco or any of its Subsidiaries at any time on or after June 6, 2013, and (b) that claim priority (directly or indirectly) to any time during the Capture Period, except any Acquired DVR Supplier Patents. Without limiting the foregoing, Cisco Licensed Patents shall be deemed to include: (a) U.S. Patent Nos. 7,505,592, 7,409,140 and 7,512,315 (collectively, the “Cisco Asserted Patents”); and (b) any continuations, continuations-in-part, divisionals, extensions, reissues, and foreign counterparts of any Cisco Asserted Patents and any other Patents that claim priority directly or indirectly from any Cisco Asserted Patents or the applications from which any Cisco Asserted Patents issued (together with the Cisco Asserted Patents, the “Cisco Asserted Patent Families”).
1.22.    “Cisco Licensed Product” means (a) any Cisco Product in the Video Field, or (b) any Cisco Combination Product in the Video Field; but in each case excluding any [***] and any Foundry Products.
1.23.    “Cisco Product” means any Standalone Product of Cisco.
1.24.    “Cisco Term” means the time period commencing on the Effective Date and ending on the 10-year anniversary of the Effective Date.
1.25.    “Combination Product” means, with respect to [***], the combination of [***] with [***] where: (a) [***]; or (b) [***]. Any such combination constitutes a Combination Product [***].
1.26.    “Covenant Period” means the time period commencing on the Effective Date and ending on the five-year anniversary of the Effective Date.
1.27.    “Covenant Products” means the Cisco Covenant Products, Google Covenant Products, and/or TiVo Covenant Products, as applicable.
1.28.    “[***]” means [***], a [***] corporation having a primary place of business at [***], and its Subsidiaries.
1.29.    “Dismissal Motions” has the meaning given to it in Section 2.7.
1.30.    “DVR” means [***] Product that enables [***] to a [***] storage medium (e.g., a hard disk drive), and [***] the play back of recorded content.
1.31.     “DVR Supplier” means: (a) [***] and each of their respective Subsidiaries; and (b) any other Third Party with [***] that [***].
1.32.    “Effective Date” has the meaning given to it in the preamble of this Agreement.
1.33.    “Escrow Agent” has the meaning given to it in Section 6.1.
1.34.    “Existing Licensed Products” has the meaning given to it in Section 10.1.
1.35.    “Fee” has the meaning given to it in Section 6.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.36.    “Foundry Product” means, with respect to a Party: (1) any Product [***], or [***], without [***], and: (a) manufactured and sold or otherwise transferred from such Party or its Subsidiaries [***]; (b) [***]; or (c) purchased from a Third Party and [***]; and (2) any Product [***].
1.37.    “Google Authorized Customers” means [***], including [***] with respect to [***].
1.38.    “Google Authorized Suppliers” means [***] with respect to [***].
1.39.    “Google Authorized Third Parties” means the Google Authorized Customers and/or Google Authorized Suppliers, as applicable.
1.40.    “Google Combination Product” means any Combination Product of Google.
1.41.    “Google Covenant Product” means (a) any Google Product, or (b) any Google Combination Product; but in each case excluding any [***] and any Foundry Products.
1.42.    “Google Licensed Patents” means any and all Patents worldwide owned, controlled, or acquired by Google or any of its Subsidiaries at any time on or after June 6, 2013 and through the end of the Google Term, except any Acquired DVR Supplier Patents. Without limiting the foregoing, Google Licensed Patents shall be deemed to include: (a) U.S. Patent Nos. 5,949,948, 6,304,714 and 6,356,708 (collectively, the “Google Asserted Patents”); and (b) any continuations, continuations-in-part, divisionals, extensions, reissues, and foreign counterparts of any Google Asserted Patents and any other Patents that claim priority directly or indirectly from any Google Asserted Patents or the applications from which any Google Asserted Patents issued (together with the Google Asserted Patents, the “Google Asserted Patent Families”).
1.43.    “Google Licensed Product” means (a) any Google Product in the Video Field, or (b) any Google Combination Product in the Video Field; but in each case excluding any [***] and any Foundry Products.
1.44.    “Google Product” means any Standalone Product of Google.
1.45.    “Google Term” means the time period commencing on the Effective Date and ending on July 31, 2018.
1.46.    “Home Business” means, individually and collectively, the Home business and the Home segment as those terms are used in the Form 10, as amended, filed by Motorola Mobility Holdings, Inc. with the United States Securities and Exchange Commission on November 30, 2010.
1.47.    “Licensed Patents” means the Cisco Licensed Patents, Google Licensed Patents, TiVo-Cisco Licensed Patents, and/or TiVo-Google Licensed Patents, as applicable.
1.48.    “Licensed Products” means the Cisco Licensed Products, Google Licensed Products, and/or TiVo Licensed Products, as applicable.
1.49.    “[***]” means [***], a [***] corporation having a primary place of business at [***], and its Subsidiaries.
1.50.    “Mobile Device Business” means, individually and collectively, the Mobile Devices business and the Mobile Devices segment as those terms are used in the Form 10, as amended, filed by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Motorola Mobility Holdings, Inc. with the United States Securities and Exchange Commission on November 30, 2010.
1.51.    “MSI” means Motorola Solutions, Inc., a Delaware corporation having a place of business at 1303 East Algonquin Road, Schaumburg, IL 60196.
1.52.    “MSI Authorized Third Party” means a Customer or Supplier of MSI or its Subsidiaries that would have been a Google Authorized Third Party if MSI was a current Subsidiary of Google, solely with respect to its activities prior to January 5, 2011 regarding an MSI Released Product.
1.53.    “MSI Released Product” means any Product of a Transferred Mobility Business sold prior to January 5, 2011 that would have been a Google Licensed Product if it had been sold after the Effective Date and if MSI was a current Subsidiary of Google.
1.54.    “Multichannel Video Programming Distributor” or “MVPD” means a Third Party service provider delivering video-programming services to set-top boxes (e.g., Comcast, Dish), or a Third Party that, as of the Effective Date, controls such a service provider, and in each case any Subsidiaries thereof.
1.55.    “Non-Acquired Party” has the meaning given to it in Section 10.1.
1.56.    “Non-Acquiring Party” has the meaning given to it in Section 10.2.
1.57.    “[***]” means any (a) [***], and (b) Products [***].
1.58.    “[***]” means [***],[***] and [***] (including [***]).
1.59.    “[***]” means any (a) [***], and (b) Products [***].
1.60.    “[***]” means the [***], as applicable.
1.61.    “[***]” means any (a) [***], and (b) Products [***].
1.62.    “Patents” means all classes or types of patents (including originals, divisions, continuations, continuations-in-part, extensions, reissues or counterparts) and all applications (including provisional applications) for these classes or types of patents, and any other patent rights, in all cases, throughout the world.
1.63.    “Pending Cisco Litigation” has the meaning given to it in recital B of this Agreement.
1.64.    “Pending Google Litigation” has the meaning given to it in recital A of this Agreement.
1.65.    “Pending Litigation” has the meaning given to it in recital B of this Agreement.
1.66.    “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.67.    “Product” means any product, system, apparatus, method, software, service, website or process, or other technology, including any portions thereof.
1.68.    “Standalone Product” means, with respect to a Party, any Product of such Party or any of its Subsidiaries provided, directly or indirectly, by or on behalf of such Party or any of its Subsidiaries.
1.69.    “Subsidiary” means, as to any Person (“Subject Person”), any other Person that is now or hereafter controlled by the Subject Person, where control means direct or indirect ownership or control of more than 50% of the Voting Power of another Person. A Person shall be a Subsidiary of the Subject Person only during such time as such control exists.
1.70.    “Taxes” means all applicable sales, use, withholding, excise, value added, and similar taxes, and duties, surcharges, and other charges levied by any governmental authority in connection with the Fees paid or payable under this Agreement.
1.71.    “Term” means: (a) the Cisco Term as it relates to Cisco and its Subsidiaries; (b) the Google Term as it relates to Google and its Subsidiaries; and (c) the Cisco Term or the Google Term, as applicable, as it relates to TiVo and its Subsidiaries.
1.72.    “Third Party” means any Person other than TiVo, Google, Cisco, or any of their respective Subsidiaries as of the pertinent time. For clarity, the fact that Arris is a Third Party under this Agreement in no way limits or expands the rights or obligations of Arris under the Arris Agreement.
1.73.    “TiVo Authorized Customers” means [***] with respect to [***].
1.74.    “TiVo Authorized Suppliers” means [***] with respect to [***].
1.75.    “TiVo Authorized Third Parties” means the TiVo Authorized Customers and/or TiVo Authorized Suppliers, as applicable.
1.76.    “TiVo-Cisco Licensed Patents” means any and all Patents worldwide (a) owned, controlled, or acquired by TiVo or any of its Subsidiaries at any time on or after June 6, 2013, and (b) that claim priority (directly or indirectly) to any time during the Capture Period, except any Acquired DVR Supplier Patents. Without limiting the foregoing, TiVo-Cisco Licensed Patents shall be deemed to include: (a) U.S. Patent Nos. 6,233,389, 6,792,195, 7,493,015 and 7,529,465 (the “TiVo Asserted Patents”), and (b) any continuations, continuations-in-part, divisionals, extensions, reissues, and foreign counterparts of the TiVo Asserted Patents and any other Patents that claim priority directly or indirectly from any TiVo Asserted Patents or the applications from which any TiVo Asserted Patents issued (together with the TiVo Asserted Patents, the “TiVo Asserted Patent Families”).
1.77.    “TiVo Combination Product” means any Combination Product of TiVo.
1.78.    “TiVo Covenant Product” means (a) any TiVo Product, or (b) any TiVo Combination Product; but in each case excluding (i) any Foundry Products, and (ii) any [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.79.    “TiVo-Google Licensed Patents” means any and all Patents worldwide owned, controlled, or acquired by TiVo or any of its Subsidiaries at any time on or after June 6, 2013 and through the end of the Google Term, except any Acquired DVR Supplier Patents. Without limiting the foregoing, TiVo-Google Licensed Patents shall be deemed to include the TiVo Asserted Patent Families.
1.80.    “TiVo Licensed Product” means (a) any TiVo Product in the Video Field, or (b) any TiVo Combination Product in the Video Field; but in each case excluding (i) any Foundry Products, and (ii) any [***].
1.81.    “TiVo Product” means any Standalone Product of TiVo.
1.82.    “Transferred Mobility Businesses” means, individually and collectively, the Mobile Devices Business and the Home Business.
1.83.    “TWC” means Time Warner Cable Inc., a Delaware corporation having a principal place of business at 60 Columbus Circle, New York, New York 10023, and its Subsidiaries.
1.84.    “Video Field” means any system, apparatus, method, software, service, website, process, or other technology (or any combinations thereof) for [***]. All Cisco Asserted Patent Families, Google Asserted Patent Families, and TiVo Asserted Patent Families are deemed to be in the Video Field.
1.85.    “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of a Person (whether through direct or indirect beneficial ownership of shares or securities of such Person or otherwise).
Unless context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed as incorporating also “but not limited to” or “without limitation”; (ii) the word “day” or “month” means a calendar day or calendar month unless otherwise specified; (iii) the words “notice” and “requests” mean notice or request in writing (whether or not specifically stated) and shall include notices, consents, approvals, and other legally operative communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby,” and derivative or similar words refer to this Agreement; (v) “and/or” shall be defined to be inclusive and not exclusive and “A, B and/or C” shall mean any and all of A; B; C; A and B; A and C; B and C; and A, B and C; (vi) words of any gender include the other gender; (vii) words using the singular or plural number also include the plural or singular number, respectively; and (viii) references to any specific article, section, or other division thereof shall be deemed to include the then-current amendments thereto.
Section 2.    RELEASES AND DISMISSALS
2.1.    TiVo Limited Releases. TiVo, on behalf of itself and its current Subsidiaries, hereby irrevocably releases, acquits, and forever discharges (and agrees to release, acquit, and forever discharge) as of the Effective Date:
(a)    Cisco and its current and former Subsidiaries and their respective current and former agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to: (i) all claims based on or arising from activities that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date, and (ii) all claims asserted or that could have been asserted (known or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

unknown) in the Pending Litigation, including all claims based on or arising out of the filing or maintenance of the Pending Litigation;
(b)    Cisco Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to Cisco Licensed Products that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date;
(c)    Google and its current and former Subsidiaries (excluding Arris and its Subsidiaries) and their respective current and former agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to: (i) all claims based on or arising from activities that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date, and (ii) all claims asserted or that could have been asserted (known or unknown) in the Pending Litigation, including all claims based on or arising out of the filing or maintenance of the Pending Litigation;
(d)    Google Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to Google Licensed Products that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date;
(e)    MSI and its current Subsidiaries and their respective agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to (i) infringement (whether direct or indirect and whether or not willful) of the TiVo-Google Licensed Patents occurring before January 5, 2011 solely to the extent that such infringement would have been covered by the licenses or covenants granted to Google and its Subsidiaries under this Agreement if it had occurred after the Effective Date and if MSI was a current Subsidiary of Google, and (ii) all claims asserted or that could have been asserted (known or unknown) in the Pending Litigation based on acts or omissions occurring before January 5, 2011, in each case only for the Transferred Mobility Businesses that were separated from Motorola, Inc. on January 4, 2011; and
(f)    MSI Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to MSI Released Products, for infringement (whether direct or indirect and whether or not willful) of the TiVo-Google Licensed Patents by such MSI Released Products occurring before January 5, 2011 solely to the extent that such infringement would have been within the scope of the licenses or covenants granted to Google and its Subsidiaries under this Agreement if it had occurred after the Effective Date and if MSI was a current Subsidiary of Google, only for the Transferred Mobility Businesses that were separated from Motorola, Inc. on January 4, 2011.
2.2.    Cisco Limited Releases. Cisco, on behalf of itself and its current Subsidiaries, hereby irrevocably releases, acquits, and forever discharges (and agrees to release, acquit, and forever discharge) as of the Effective Date:
(a)    TiVo and its current and former Subsidiaries and their respective current and former agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to: (i) all claims based on or arising from activities that would have

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date, and (ii) all claims asserted or that could have been asserted (known or unknown) in the Pending Litigation, including all claims based on or arising out of the filing or maintenance of the Pending Litigation; and
(b)    TiVo Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to TiVo Licensed Products that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date.
2.3.    Google Limited Releases. Google, on behalf of itself and its current Subsidiaries, hereby irrevocably releases, acquits, and forever discharges (and agrees to release, acquit, and forever discharge) as of the Effective Date:
(a)    TiVo and its current and former Subsidiaries and their respective current and former agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to: (i) all claims based on or arising from activities that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date, and (ii) all claims asserted or that could have been asserted (known or unknown) in the Pending Litigation, including all claims based on or arising out of the filing or maintenance of the Pending Litigation; and
(b)    TiVo Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to TiVo Licensed Products that would have been within the scope of the licenses or covenants under this Agreement if the accused activity had occurred after the Effective Date.
2.4.    Releases for Future Patents. Except for Acquired DVR Patents, for Patents that become Licensed Patents of a Party or its Subsidiaries (“Future Patents”) on a date after the Effective Date (“Future Patent Date”), such Party, on behalf of itself and its Subsidiaries existing as of the Future Patent Date, shall grant (and agrees to grant) releases under such Future Patents of the same scope as Sections 2.1 (except Sections 2.1(e) and 2.1(f)), 2.2, and 2.3 above for activities (excluding activities of Acquired DVR Suppliers and Acquired DVR Businesses) occurring prior to the Future Patent Date during the Term.
2.5.    Former Subsidiary Releases. Notwithstanding Sections 2.1, 2.2, 2.3 and 2.4 above, former Subsidiaries are released only with respect to activities during such time as control existed for such former Subsidiary.
2.6.    Waiver of Cal. Civ. Code Sec. 1542. Each Party, on behalf of itself and its current Subsidiaries, hereby irrevocably and forever waives all rights it and they may have arising under California Civil Code Section 1542 (or any analogous requirement of law) with respect to the foregoing releases. Each Party, on behalf of itself and its current Subsidiaries, understands that Section 1542 provides that:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Each Party, on behalf of itself and its current Subsidiaries, acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code Section 1542 and other requirements of law.
2.7.    Dismissal of Pending Litigation. Concurrently with the execution of this Agreement, Cisco and Google shall cause counsel of record for all parties (other than TiVo) to the Pending Litigation to complete, execute and deliver (or have delivered) to TiVo the joint motions and proposed orders (“Dismissal Motions”) requesting that the Pending Litigation be dismissed in the form attached hereto as Exhibit B. Within one court day of receiving confirmation from the Escrow Agent that Google and Cisco have deposited the Fee, TiVo shall complete, execute and file the Dismissal Motions. The Parties shall cooperate and shall cause any other parties to the Pending Litigation to cooperate, in taking reasonable actions as might be required to dismiss the Pending Litigation.
2.8.    No Admission. This Agreement is entered into in order to compromise and settle disputed claims, without any admission of liability or other acquiescence on the part of any Party as to the merit of any claim, defense, affirmative defense or counterclaim in the Pending Litigation.
2.9.    Attorneys’ Fees and Costs. Each Party shall be responsible for its own costs and attorneys’ fees in connection with the Pending Litigation and the negotiation of this Agreement.
Section 3.    LICENSES
3.1.    Licenses to Cisco.
(a)    Term License. TiVo, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to Cisco, its Subsidiaries (except as provided in Section 10.2), and [***] a worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) and fully paid-up license, with no right to grant sublicenses, under the TiVo-Cisco Licensed Patents, to make, have made for Cisco and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of Cisco Licensed Products during the Cisco Term.
(b)    Perpetual License. TiVo, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to Cisco, its Subsidiaries (except as provided in Section 10.2), and [***] a fully paid-up, perpetual, worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) license, with no right to grant sublicenses, under the TiVo Asserted Patent Families, to make, have made for Cisco and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of Cisco Licensed Products.
3.2.    Licenses to Google.
(a)    Term License. TiVo, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to Google, its Subsidiaries (except as provided in Section 10.2) and [***] a worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) and fully paid-up license,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

with no right to grant sublicenses, under the TiVo-Google Licensed Patents, to make, have made for Google and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of Google Licensed Products during the Google Term.
(b)    Perpetual License. TiVo, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to Google, its Subsidiaries (except as provided in Section 10.2) and [***] a fully paid-up, perpetual, worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) license, with no right to grant sublicenses, under the TiVo Asserted Patent Families, to make, have made for Google and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of Google Licensed Products.
3.3.    Licenses to TiVo.
(a)    Term License from Cisco. Cisco, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to TiVo, its Subsidiaries (except as provided in Section 10.2), and [***] a worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) and fully paid-up license, with no right to grant sublicenses, under the Cisco Licensed Patents, to make, have made for TiVo and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of TiVo Licensed Products during the Cisco Term.
(b)    Term License from Google. Google, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to TiVo, its Subsidiaries (except as provided in Section 10.2), and [***] a worldwide, non-exclusive, non-transferable (except as provided in Sections 10.1 and 10.3) and fully paid-up license, with no right to grant sublicenses, under the Google Licensed Patents, to make, have made for TiVo and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of TiVo Licensed Products during the Google Term.
3.4.    Application of Licenses to [***]. The foregoing licenses with respect to [***] with respect to [***].
3.5.    Non-Circumvention. Each Party, on behalf of itself and its Subsidiaries, agrees not to enter into any transaction or arrangement that would circumvent the limitations on the licenses or covenants herein or extend any rights or benefits under such licenses and covenants to any Products that are not otherwise covered under such licenses and covenants, including through: (i) any joint venture, resale arrangement, or other business combination or transaction where the primary purpose of such joint venture, resale arrangement, or other business combination or transaction is to circumvent the limitations on such licenses or covenants or extend any rights or benefits under such licenses and covenants to any Products that are not otherwise covered under such licenses and covenants; or (ii) any agreement to indemnify any Third Party entered into for the primary purpose of causing a Product to be licensed or immune under the Licensed Patents of the other Party or its Subsidiaries. The sole and exclusive remedy for any non-compliance with this Section 3.5 is that such Products shall not be considered Licensed Products or Covenant Products.
3.6.    Subsidiary Licenses.
(a)    Application to Subsidiaries. Each Party intends for this Agreement to extend to all of its Subsidiaries with respect to the applicable licenses and covenants granted by such Party and its Subsidiaries to another Party and its Subsidiaries under this Agreement (except as provided in Section 10.2). The Parties agree that, to the extent they are not already bound, each Party shall ensure that all such Subsidiaries are bound by the terms of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)    Departing Subsidiaries. If a Subsidiary (“Departing Subsidiary”) ceases to be a Subsidiary of a Party on a date after the Effective Date (“Departure Date”), then the licenses, covenants and immunities granted to such Departing Subsidiary under Section 3 and Section 4 shall continue, but only for Licensed Products or Covenant Products (as applicable) of such Departing Subsidiary that are in inventory or were distributed during the time period prior to the Departure Date. If such Departing Subsidiary holds, at or before the Departure Date, any Patents under which another Party and/or its Subsidiaries is licensed and/or granted a covenant, such license and/or covenant shall continue for the Term with respect to such Patents and any divisions, continuations, continuations-in-part, extensions, reissues or counterparts of such Patents.
(c)    New Subsidiaries. If a Person becomes a Subsidiary of a Party after the Effective Date, then such Person, upon becoming a Subsidiary, is hereby granted: (i) the applicable license set forth in this Section 3 (except as provided in Section 10.2); and (ii) the applicable covenant set forth in Section 4.
3.7.    No Other Rights. No releases, rights, licenses or covenants are granted to any Person or under any Patents except as expressly provided herein, whether by implication, estoppel or otherwise. Without limiting the foregoing sentence: (i) no right to grant sublicenses is granted under the licenses set forth this Agreement; and (ii) no right or license is granted under any copyrights, trademarks, mask work rights, or trade secret rights of either Party or any of its Subsidiaries.
3.8.    Marking. During the Term, [***], each Party shall mark those Standalone Products manufactured and shipped for use in the United States that have been identified by the other Party ([***]) as covered under the licenses granted in Sections 3.1, 3.2, and 3.3 above (as applicable) in a commercially reasonable manner with up to 10 TiVo Licensed Patents or up to 10 Google Licensed Patents and/or up to 10 Cisco Licensed Patents (as applicable), in each case a commercially reasonable time after the receipt of written notice from the other Party specifying the applicable Patents and the Standalone Products that are identified as being licensed (as updated by written notice from time to time), unless [***], in which case [***]. The obligations under this Section 3.8 may be satisfied by fixing (or having fixed) on such Standalone Products the word ‘patent’ or the abbreviation ‘pat.’ together with an address of a posting on the Internet, accessible to the public without charge for accessing the address, that associates the patented article with the number of the patent as permitted under 35 U.S.C. § 287(a). Compliance with this Section 3.8 will not be and not deemed to be an admission or agreement by the marking Party or any of its suppliers or customers that the assertion of the other Party that a particular Product is covered by a particular Licensed Patent is correct, advisable, or required, or that any such Product infringes any of such identified patents.
For purposes of this Section 3.8: (1) if TiVo is the marking Party, Google and Cisco are each the Party identifying Licensed Patents to be marked, (2) if Google or Cisco is the marking Party, TiVo alone is the Party identifying Licensed Patents to be marked.
3.9.    No Territoriality. If a particular claim of a Licensed Patent would be exhausted by [***], then the Parties agree and acknowledge that [***].
3.10.    Software. Where a Licensed Product is or includes substantially complete software in object code, byte code or executable form, [***] with respect to [***] includes [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.11.    Distributed Products. Licensed Products that are sold, distributed or otherwise provided during the Term shall (a) continue to be licensed under Section 3 following expiration of the Term and (b) be licensed during the Term for any Licensed Patents owned, controlled, or acquired after the Term.
Section 4.    COVENANTS
4.1.    Covenants Not to Sue.
(a)    Cisco Covenant to TiVo. During the Covenant Period, Cisco and its Subsidiaries covenant to TiVo not to bring or threaten any Assertion (or intentionally assist any Third Party to bring or threaten any Assertion) directed to TiVo Covenant Products against: (i) TiVo or its Subsidiaries; or (ii) any Third Party (subject to Section 4.1(e)).
(b)    TiVo Covenant to Cisco. During the Covenant Period, TiVo and its Subsidiaries covenant to Cisco not to bring or threaten any Assertion (or intentionally assist any Third Party to bring or threaten any Assertion) directed to Cisco Covenant Products, against: (i) Cisco or its Subsidiaries; or (ii) any Third Party (subject to Section 4.1(e)).
(c)    Google Covenant to TiVo. During the Covenant Period, Google and its Subsidiaries covenant to TiVo not to bring or threaten any Assertion (or intentionally assist any Third Party to bring or threaten any Assertion) directed to TiVo Covenant Products, against: (i) TiVo or its Subsidiaries; or (ii) any Third Party (subject to Section 4.1(e)).
(d)    TiVo Covenant to Google. During the Covenant Period, TiVo and its Subsidiaries covenant to Google not to bring or threaten any Assertion (or intentionally assist any Third Party to bring or threaten any Assertion) directed to Google Covenant Products, against: (i) Google or its Subsidiaries; or (ii) any Third Party (subject to Section 4.1(e)).
(e)    Application to Third Parties. The foregoing covenants with respect to Third Parties [***].
(f)    Subsidiaries. Each Party intends for this Agreement to extend to its Subsidiaries with respect to the applicable covenants granted by such Party and its Subsidiaries to another Party and its Subsidiaries under this Agreement. For the avoidance of doubt, if a Party [***] the foregoing covenants (i) [***], and (ii) do not [***].
(g)    Tolling of Damages. For any Assertion brought by a Party or its Subsidiaries after the Covenant Period against an Acquired DVR Supplier or an Acquired DVR Business, the limitations period for patent infringement damages shall be tolled for Products sold, distributed or otherwise provided by such Acquired DVR Supplier or Acquired DVR Business (“Acquired DVR Products”), as applicable, prior to or during the Covenant Period. With respect to any sales of Acquired DVR Products prior to or during the Covenant Period, the covenants not to Assert set forth in this Section 4.1 do not authorize and are non-exhaustive with respect to such sales, and no Party is precluded from seeking, after the Covenant Period, damages based on any such sales.
4.2.    [***]. Each Party agrees not to [***]. Notwithstanding the foregoing, if [***] TiVo will be permitted to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3.    [***]. In the event of any action between any Party and another Party, another Party’s Affiliate’s and/or [***], such Party will not [***] related thereto to claim or support any argument for [***]: (a) against a Party, any of its Affiliates, and/or [***]; or (b) in any future litigation related to [***].
Section 5.    [***]
5.1.    [***]. During the Term and for 6 years thereafter, [***].
Section 6.    PAYMENT
6.1.    Payment to TiVo. Google and Cisco, within 30 days of the Effective Date, shall collectively make a deposit in the total amount of US $490,000,000 (“Fee”) into an account with a U.S. national bank reasonably acceptable to TiVo to serve as the escrow agent (“Escrow Agent”) for the Fee to be paid to TiVo under this Agreement, and shall create and fully fund an account with such Escrow Agent for such purpose. For clarity, amounts must be deposited by Google or Cisco or their U.S.-based designees. Google and Cisco shall cause the Escrow Agent to pay TiVo the amount of the Fee, with payment being made as one lump sum, immediately upon the later of (a) dismissal of the Pending Litigation; and (b) receipt by Google and Cisco of the appropriate IRS W-9 form from TiVo. In the event of non-payment of the Fee pursuant to this Section 6 and after a [***] day cure period in which the Parties shall work in good faith to resolve the non-payment, TiVo may terminate this Agreement upon written notice to Google and Cisco.
6.2.    Payments; Taxes.
(a)    The payment of the Fee to TiVo shall be made in U.S. dollars in immediately available funds by wire transfer pursuant to the following instructions (or in accordance with such other wire transfer instructions provided by notice from TiVo):
Bank Name:        [***]
SWIFT code:        [***]
ABA #:        [***]
Account Name:    [***]
Account Number:    [***]

(b)    Upon dismissal of the Pending Litigation and receipt by TiVo of the Fee, the Fee is nonrefundable. Notwithstanding the foregoing sentence, the Parties do not waive and expressly reserve all rights and remedies, in law and in equity, to recover for any breach of this Agreement, including without limitation recovery of damages, costs, attorney fees, and other losses.
(c)    TiVo will be responsible for any Taxes to which it is subject as a result of the payment hereunder.
Section 7.    TERM AND TERMINATION
7.1.    Term.    The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of the Cisco Term.
7.2.    Remedies; Effect of Termination and Expiration.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)    Remedies for Breach. Except as provided in Section 6, this Agreement is not terminable under any circumstance and no Party has the right to seek rescission of this Agreement or any other remedy that seeks to invalidate, terminate, void, or undo this Agreement. If a Party breaches any of its obligations under Sections 2.7 or 6 and such Party does not cure such failure within [***] days after written notice from the other Party, then the other Party shall be entitled to obtain (and the breaching Party hereby waives any right to object to) specific performance of such obligations, without any requirement that such other Party post a bond or other security. In addition, in the event of any proceeding to obtain specific performance of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as determined by the court.
(b)    Upon termination of this Agreement for non-payment of the Fee pursuant to Section 6, this Agreement is void ab initio and no provisions of this Agreement shall be effective.
(c)    Upon expiration of this Agreement pursuant to Section 7.1, this sentence and Sections 2, 3, 4, 5, 6, 8.2, 9, 10.1, 10.3 and 11 will survive.
For purposes of this Section 7.2(a): (1) if TiVo is the breaching Party, Google and Cisco are each the other, non-breaching Party, and (2) if either Google or Cisco is the breaching Party, TiVo alone is the other, non-breaching Party.

Section 8.    REPRESENTATIONS, WARRANTIES, AND COVENANTS
8.1.    Representations and Warranties. Each of TiVo and Cisco and TiVo and Google represents and warrants to the other Party that: (a) it is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement; and (b) it has the right to grant the releases, licenses, and covenants set forth herein.
8.2.    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 8.1, RIGHTS WITH RESPECT TO PATENTS ARE PROVIDED “AS IS,” AND NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES BY VIRTUE OF THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED. Without limiting the foregoing disclaimer, it is understood and agreed that nothing in this Agreement shall be construed as:
(a)    a warranty or representation by any Party as to the validity or scope of any of its Patents;
(b)    a warranty or representation by any Party that any manufacture, sale, use or other disposition of Products by another Party has been or will be free from infringement of any Patents;
(c)    an agreement by any Party to bring or prosecute actions or suits against any other Person for infringement, or conferring any right to another Party to bring or prosecute actions or suits against any other Person for infringement;
(d)    except to comply with requirements under Section 3.8, conferring upon any Party or its Subsidiaries any right to include in advertising, packaging or other commercial activities related to its Products licensed under this Agreement, any reference to another Party (or any of its Subsidiaries), its trade names, trademarks or service marks in any manner;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e)    conferring by implication, estoppel or otherwise, upon either Party, any right or license under any Patents except for the releases, covenants, immunities, licenses, and other rights expressly granted hereunder; or
(f)    an obligation to furnish any technical information, copyrights, mask works or know-how.
Section 9.    CONFIDENTIALITY
9.1.    Confidentiality. Each Party hereby agrees not to disclose to Third Parties without the prior written consent of the other Parties the terms and conditions of this Agreement. Notwithstanding the foregoing, no Party shall be liable for the disclosure of the terms and conditions of this Agreement or such confidential information (a) pursuant to judicial action or decree, or any requirement of any government or any agency or department thereof having jurisdiction over such Party, provided that in the reasonable opinion of counsel for such Party such disclosure is required and such Party to the extent reasonably practical shall have given the other Parties notice prior to such disclosure sufficient to allow the other Parties to seek a protective order; (b) pursuant to a duly issued subpoena, provided that in the reasonable opinion of counsel for such Party such disclosure is required and such Party shall have given the other Parties notice prior to such disclosure and such disclosure is made only pursuant to a duly entered protective order under the highest level of designated confidentiality (for example, outside counsel’s eyes only); (c) for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations or stock exchange rules, provided that, in the reasonable opinion of counsel of such Party, such disclosure is required (and such Party shall give the other Parties an opportunity to review the initial disclosure of this Agreement and provide comments on its proposed redactions and, in good faith, incorporate such comments into such disclosure to the extent consistent with legal and regulatory obligations); (d) to a Party’s Subsidiaries, employees, consultants, contractors, auditors, legal or financial advisors, accountants, banks, or financing sources and their advisors, actual or prospective investors or acquirers of a Party or a Subsidiary (and their legal and financial advisors), or other representatives so long as such parties have a need to know such confidential information and are expressly bound to keep such information confidential and not use such information for any unauthorized purpose; (e) as reasonably required for due diligence in connection with any proposed assignment of this Agreement or a transaction involving such Party or its Subsidiary, so long as the Person to whom such terms and conditions are disclosed has a reasonable need to know such confidential information in connection with such transaction and is expressly bound in writing to keep such information confidential and not use such information for any unauthorized purpose; (f) as reasonably required in connection with the enforcement of this Agreement or any rights hereunder; (g) to the extent such terms and conditions have become generally known or available to the public other than through the breach of this Section 9 by the Party making the disclosure; or (h) to a good faith purchaser or potential purchaser of any Licensed Patent(s), so long as such purchaser is under a suitable non-disclosure agreement and only receives information regarding the scope of licenses, releases, covenants, or other rights granted under such Licensed Patent(s). A Party may disclose to any of its [***], provided that such disclosure is subject to substantially similar confidentiality obligations as the terms and conditions of this Section 9. A Party may also disclose to any [***] under this Agreement [***], provided that such disclosure is subject to substantially similar confidentiality obligations as the terms and conditions of this Section 9. In addition, any Party may disclose to any Third Party that “the dispute between the parties has been resolved.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 10.    CHANGE OF CONTROL; DVR SUPPLIER ACQUISITIONS; ASSIGNMENT
10.1.    Change of Control. If a Party (the “Acquired Party”) undergoes a Change of Control involving a Third Party (the “Acquirer”), then each of the following subsections shall apply:
(a)    The Acquired Party shall give notice to the other Party(ies) (“Non-Acquired Party”) describing in reasonable detail the transaction or series of related transactions no later than 60 days following the closing of such transaction.
(b)    The licenses and covenants granted to the Acquired Party and its Subsidiaries will be limited to Products marketed, sold, licensed or publicly announced by the Acquired Party or any of its Subsidiaries prior to the Change of Control in accordance with the terms and conditions of Sections 3 and 4 (“Existing Licensed Products”), updates, upgrades, and bug fixes thereto, and new versions thereof that are substantially similar in function and features. The licenses and covenants will not otherwise extend to the Acquirer or any of its Affiliates. By way of example and not limitation, if Apple or Microsoft, directly or indirectly, acquires control of TiVo, except as expressly set forth in the foregoing sentence with respect to Existing Licensed Products, no rights under this Agreement (whether by license, covenant or otherwise) would extend to Apple or Microsoft or any of their respective Products.
(c)    The licenses and covenants granted to the Non-Acquired Party and its Subsidiaries will remain in effect with respect to the Patents of the Acquired Party and its Subsidiaries in accordance with the terms and conditions of Sections 3 and 4. However, no rights, licenses or covenants will be granted to the Non-Acquired Party or its Subsidiaries with respect to any Patents of the Acquirer or its Subsidiaries (other than Patents of the Acquired Party and its Subsidiaries).
(d)    Except as otherwise expressly set forth in this Section 10.1, the licenses and covenants granted to each Party and its Subsidiaries (and permitted successors and permitted assigns) will remain in effect after such Change of Control in accordance with the terms and conditions of this Agreement.
For purposes of this Section 10.1: (1) if TiVo is the Acquired Party, Google and Cisco are each the Non-Acquired Party, and (2) if either Google or Cisco is the Acquired Party, TiVo alone is the Non-Acquired Party.
10.2.    DVR Supplier Acquisitions. If a Party or one of its Subsidiaries (the “Acquiring Party”) acquires (whether through merger, asset purchase or otherwise, and whether through a single transaction or a series of related transactions) all or substantially all of (i) [***] (an “Acquired DVR Supplier”), or (ii) [***] (an “Acquired DVR Business”), then each of the following subsections shall apply:
(a)    The Acquiring Party shall give notice to the other Party(ies) (“Non-Acquiring Party”) describing in reasonable detail the transaction or series of related transactions no later than 60 days following the closing of such transaction.
(b)    The licenses granted to the Acquiring Party and its Subsidiaries under this Agreement [***]. The covenants granted to the Acquiring Party and its Subsidiaries under this Agreement [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)    The licenses and covenants granted to the Non-Acquiring Party and its Subsidiaries will [***] in accordance with the terms and conditions of [***] except that: (i) [***] (collectively, “Acquired DVR Patents”); and (ii) the covenants granted to the Non-Acquiring Party and its Subsidiaries [***].
(d)    Except as otherwise expressly set forth above in this Section 10.2, [***] after such acquisition in accordance with the terms and conditions of this Agreement.
For purposes of this Section 10.2: (1) if TiVo is the Acquiring Party, Google and Cisco are each the Non-Acquiring Party, and (2) if either Google or Cisco is the Acquiring Party, TiVo alone is the Non-Acquiring Party.
10.3.    Assignment.
(a)    This Agreement may not be assigned by any Party without the prior written consent of the other Party, including by operation of law, except in connection with a Change of Control subject to Section 10.1.
(b)    Each Party acknowledges and agrees that the Patents owned and controlled by such Party are intended to be encumbered by the licenses, releases and covenants contained in this Agreement within the scope of such licenses, releases and covenants, and that such licenses, releases and covenants shall run with such Patents and apply to any assignee or transferee of such Patents. No Party nor any Subsidiary thereof shall assign or grant any exclusive right or any right to enforce under any Patent subject to this Agreement unless the applicable assignee or grantee agrees, on or prior to the date of such assignment or grant, in writing to be bound by the terms and conditions of this Agreement with respect to such Patent. Failure to make such assignment or grant subject to this Agreement shall render such assignment or grant void ab initio. Any breach of this Section 10.3(b) by a Party or any of its Subsidiaries shall be regarded as a material breach of this Agreement by such Party, and such Party shall indemnify and hold harmless the other Party, its Subsidiaries and Authorized Third Parties for any and all costs and expenses (including reasonable fees of attorneys and other professionals), liabilities, damages and losses arising out of or resulting from any such breach of this Section 10.3(b), including from any Assertion of any Licensed Patent by a third party that would have been prevented by compliance with this Section 10.3.
(c)    Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and permitted assigns.
For purposes of this Section 10.3: (1) if TiVo is the assigning Party, Google and Cisco are each the other, non-assigning Party, provided that TiVo shall have the right, for an assignment of this Agreement by TiVo requiring consent of the non-assigning Party under this Section 10.3, to assign the terms and conditions of this Agreement as they relate to one non-assigning Party with the consent of only that non-assigning Party and not the other non-assigning Party, and the terms and conditions of this Agreement shall remain in full force and effect between TiVo and the other non-assigning Party, and (2) if either Google or Cisco is the assigning Party, TiVo alone is the other, non-assigning Party.
Section 11.    GENERAL
11.1.    Notices. All notices that are required or permitted to be given hereunder shall be in writing and shall be sent by overnight courier service, charges prepaid, written signature of the receiving party requested and received, to the Party to be notified, addressed to such Party at the physical address

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

set forth below, or such other physical address(es) as such Party may have substituted by written notice to the Party providing notice. In the event of any notice concerning breach of payment obligations, the Party providing notice will make reasonable attempts to reach at least one of the persons listed below within 2 business days of sending such notice to speak by telephone to indicate that notice has been provided. The receipt of such notice (in the case of delivery by overnight courier service) or, if the addressee refuses to accept the tender of such notice, then the tender of such notice for delivery shall constitute the giving thereof.
if to TiVo:    TiVo Inc.
Attn: Office of the General Counsel
2160 Gold Street
Alviso, California 95002-2160

if to Google:    Google Inc.
Attn: General Counsel
Legal Department
1600 Amphitheatre Parkway
Mountain View, CA 94043

if to Cisco:    Cisco Systems, Inc.
Attn: Neal Rubin
Vice President, Litigation
170 W. Tasman Drive
San Jose, CA 95134
United States of America

And copy to:

Cisco Systems, Inc.
Attn: General Counsel
170 West Tasman Drive
San Jose, CA 95134
United States of America

11.2.    Governing Law; Venue. This Agreement is governed by the laws of the state of California, without regards to conflict of law rules. The Parties shall bring any disputes arising out of or related to this Agreement exclusively in a state or federal court in the county of Santa Clara County, California, and submit to the personal jurisdiction of such courts. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply in any respect to this Agreement or sales of goods.
11.3.    Relationship of Parties. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the Parties. No Party or any of its agents has any authority of any kind to bind any other Party in any respect whatsoever, and the relationship of the Parties is, and at all times shall continue to be, that of independent contractors. [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.4.    Waiver. A waiver, express or implied, of any right under this Agreement or of any failure to perform or breach hereof will not constitute or be deemed to be a waiver of any other right hereunder or of any other failure to perform or breach hereof, whether of the same, or a similar or dissimilar nature thereto.
11.5.    Severability. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of the Parties within the limits of applicable law or applicable court decision.
11.6.    Bankruptcy. All licenses and covenants to Patents granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights of “intellectual property” and rights to “intellectual property” under agreements supplementary thereto as “intellectual property” is defined under Section 101 of the Bankruptcy Code. The Parties agree that any Party shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of any bankruptcy or insolvency proceeding of any kind or nature. Each Party acknowledges that if a Party granting a license or covenant hereunder, as a debtor in possession, or a trustee-in-bankruptcy for such Party, in a case under the Bankruptcy Code, rejects this Agreement, the Party receiving such license or covenant and its Subsidiaries may elect to retain their rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code.
11.7.    Cumulative Remedies. The rights and remedies of the Parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies now or hereafter provided by law or at equity.
11.8.    Captions and Headings. The captions and headings used in this Agreement are inserted for convenience only, do not form a part of this Agreement, and are not to be used in any way to construe or interpret this Agreement.
11.9.    Construction. This Agreement has been negotiated by the Parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any Party.
11.10.    Sophisticated Parties Represented by Counsel. The Parties each acknowledge that they are sophisticated Parties represented at all relevant times during the negotiation and execution of this Agreement by counsel of their choice, and that they and their counsel have engaged in robust, arm’s-length negotiation of this Agreement.
11.11.    Counterparts. This Agreement may be executed (including by electronic transmission of scanned signature pages) in one or more counterparts with the same effect as if the Parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one agreement.
11.12.    Entire Agreement; Amendment. This Agreement, including the Exhibit(s) attached hereto which are incorporated herein by reference, constitutes the entire understanding and only agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, representations, term sheets, memorandums of understanding, agreements, and understandings, written or oral, that the Parties may have reached with respect to the subject matter

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hereof. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of each of the Parties hereto.
[Remainder of page intentionally left blank.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

TIVO INC.

By:    /s/ Naveen Chopra
Name: Naveen Chopra
Title: Chief Financial Officer
Date: July 2, 2013

CISCO SYSTEMS, INC.

By: /s/ Colette Kress
Name: Colette Kress
Title: Senior Vice President, Finance
Date: July 2, 2013

GOOGLE INC.

By: /s/ Allen Lo
Name: Allen Lo
Title: Deputy General Counsel, Patents and Patent
Litigation
Date: July 2, 2013

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Arris Agreement

See attached.*

* Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2013 is hereby incorporated by reference as Exhibit A to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Dismissal Motions

See attached.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
MARSHALL DIVISION

TIVO INC., Plaintiff, vs. CISCO SYSTEMS, INC., TIME WARNER CABLE INC., and TIME WARNER CABLE LLC, Defendants.	Case No. 2:12-cv-311-JRG (and consolidated Case No. 2:12-cv-434-JRG) JURY TRIAL DEMANDED

STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TO
RULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE

Pursuant to Rule 41 of the Federal Rules of Civil Procedure and the agreements of the Parties, Plaintiff TiVo Inc. ("TiVo") and Defendants Cisco Systems, Inc. ("Cisco"), Time Warner Cable Inc., and Time Warner Cable LLC (collectively, "Time Warner Cable"), (collectively the "Parties"), by and through counsel, hereby stipulate to the dismissal of this entire action as follows:

1.	All claims and counterclaims TiVo asserted against Cisco in the above-captioned action are dismissed with prejudice in their entirety.

2.
All claims and counterclaims Cisco asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Cisco claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the '389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), U.S. Patent No.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7,493,015 ("the '015 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent") are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed without prejudice in their entirety.

4.	The Parties shall each bear their own costs and attorney's fees in this action.

Text of an Order of Dismissal has been lodged concurrently herewith.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated: July __, 2013

Respectfully submitted,

By:  /s/ Richard Birnholz
Richard M. Birnholz

Sam Baxter, Lead Attorney
Texas State Bar No. 01938000
sbaxter@mckoolsmith.com
Garret W. Chambers
Texas State Bar No. 00792160
gchambers@mckoolsmith.com
McKool Smith
300 Crescent Court, Suite 1500
Dallas, Texas 75201
TEL: 214.978.4016
FAX: 214.978.4044

IRELL & MANELLA LLP
Morgan Chu
mchu@irell.com
Andrei Iancu
aiancu@irell.com
Richard M. Birnholz (Pro Hac Vice)
rbirnholz@irell.com
Joseph M. Lipner (Pro Hac Vice)
jlipner@irell.com
Thomas C. Werner (Pro Hac Vice)
twerner@irell.com
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Attorneys for Plaintiff TiVo Inc.

/s/ Doug McClellan
Doug W. McClellan

Michael E. Jones
SBN: 10929400
mikejones@potterminton.com
Allen F. Gardner
TX Bar No. 24043679
allengardner@potterminton.com
POTTER MINTON, PC
110 North College
Suite 500
Tyler, Texas 75702
Tel: 903-597-8311
Fax: 903-593-0846

Otis W. Carroll
TX Bar No. 03895700
nancy@icklaw.com
Ireland, Carroll & Kelley, PC
6101 South Broadway, Suite 500
Tyler, Texas 75703
Tel:  903-561-1600
Fax: 903-581-1071

Jared Bobrow
jared.bobrow@weil.com
Arjun Mehra
arjun.mehra@weil.com
WEIL, GOTSHAL & MANGES LLP
201 Redwood Shores Parkway
Redwood Shores, CA  94065
Telephone: (650) 802-3000
Facsimile: (650) 802-3100

Doug McClellan
TX Bar No. 24027488
doug.mcclellan@weil.com
Melissa Hotze
TX Bar No. 24049831
melissa.hotze@weil.com
Audrey Maness
audrey.maness@weil.com
TX Bar No. 24060219
WEIL, GOTSHAL & MANGES LLP
700 Louisiana, Suite 1600
Houston, TX  77002
Telephone:  (713) 546-5000
Facsimile:  (713) 224-9511

Attorneys for Defendant Cisco Systems, Inc.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

/s/ Jennifer H. Doan
Jennifer Haltom Doan
jdoan@haltomdoan.com
Stephen Wheeler Creekmore , IV
screekmore@haltomdoan.com
Haltom and Doan
6500 Summerhill Road
Crown Executive Center Suite 100
P O Box 6227
Texarkana, TX 75505
903/255-1000
Fax: 903/255-0800

Edward J. DeFranco
eddefranco@quinnemanuel.com
Matthew A. Traupman
matthewtraupman@quinnemanuel.com
Quinn Emanuel Urquhart & Sullivan, LLP - NY
51 Madison Ave
22nd Floor
New York, NY 10010
212/849-7000
Fax: 212/849-7100

Attorneys for Defendant Time Warner Cable

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTIFICATE OF SERVICE
The undersigned certifies that the foregoing document was filed electronically in compliance with Local Rule CV-5(a). All other counsel of record not deemed to have consented to electronic service were served with a true and correct copy of the foregoing by certified mail, return receipt requested, on this the __ day of June, 2013.
/s/ Richard Birnholz
Richard Birnholz

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
MARSHALL DIVISION

TIVO INC., Plaintiff, vs. CISCO SYSTEMS, INC., TIME WARNER CABLE INC., and TIME WARNER CABLE LLC, Defendants.	Case No. 2:12-cv-311-JRG (and consolidated Case No. 2:12-cv-434-JRG) JURY TRIAL DEMANDED

[PROPOSED] ORDER ON STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TO RULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE
The Court has considered the Stipulation and Joint Motion To Dismiss Pursuant to Rule 41 of the Federal Rules of Civil Procedure and agreements of the parties filed by Plaintiff TiVo Inc. ("TiVo") and Defendants Cisco Systems, Inc. ("Cisco"), Time Warner Cable Inc., and Time Warner Cable LLC (collectively, "Time Warner Cable"), (collectively the "Parties"). The motion is hereby GRANTED.
Accordingly, it is ORDERED that the entire action is dismissed in accordance with Rule 41 of the Federal Rules of Civil Procedure and the Parties' Stipulation, as follows:

1.	All claims and counterclaims TiVo asserted against Cisco in the above-captioned action are dismissed with prejudice in their entirety;

2.
All claims and counterclaims Cisco asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Cisco claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

'389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), U.S. Patent No. 7,493,015 ("the '015 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent") are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed without prejudice in their entirety; and

4.	The Parties shall each bear their own costs and attorney's fees in this action.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS
TEXARKANA DIVISION

MOTOROLA MOBILITY, INC. and GENERAL INSTRUMENT CORPORATION

                                    Plaintiffs,

vs.

TIVO INC.,

                                    Defendant.
_______________________________________

TIVO INC.,

Counterclaim Plaintiff

v.

MOTOROLA MOBILITY, INC., GENERAL INSTRUMENT CORPORATION, TIME WARNER CABLE INC., and TIME WARNER CABLE LLC,

Counterclaim Defendants.

Civil Action No. 5:11-00053-JRG JURY TRIAL DEMANDED

STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TO
RULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE

Pursuant to Rule 41 of the Federal Rules of Civil Procedure and the agreements of the Parties, Plaintiffs and Counterclaim Defendants Motorola Mobility, Inc. and General Instrument Corporation (collectively, "Motorola"), and Counterclaim Defendants Time Warner Cable, Inc. and Time Warner Cable LLC (collectively, "Time Warner Cable") and Defendant and Counterclaim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Plaintiff TiVo Inc. ("TiVo") (collectively the "Parties"), by and through counsel, hereby stipulate to the dismissal of this entire action as follows:

1.
Motorola's Eight and Ninth Causes of Action are dismissed with prejudice in their entirety. All other claims and counterclaims Motorola asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Motorola claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the '389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent"), are dismissed without prejudice.

2.
All claims and counterclaims TiVo asserted against Motorola in the above-captioned action are dismissed with prejudice in their entirety, except that all TiVo claims and counterclaims asserting invalidity of Motorola's U.S. Patent No. 6,304,714 ("the '714 patent"), 5,949,948 ("the '948 patent"), and 6,356,708 ("the '708 patent"), are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed in their entirety without prejudice.

4.	The Parties shall each bear their own costs and attorney's fees in this action.
Text of an Order of Dismissal has been lodged concurrently herewith.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated: July __, 2013

Respectfully submitted,
By: /s/ Jennifer H. Doan
Jennifer Haltom Doan
Texas Bar No. 08809050
Shawn Alexander Latchford
Texas Bar No. 24066603
Stephen W. Creekmore, IV
Texas Bar No. 24080844
HALTOM & DOAN
6500 Summerhill Road
Crown Executive Center, Suite 100
Texarkana, TX 75503
Telephone: (903) 255-1000
Fax: (903) 255-0800
Email: jdoan@haltomdoan.com
Email: slatchford@haltomdoan.com
Email: screekmore@haltomdoan.com

Lance Lee
Texas Bar No. 24004762
5511 Plaza Drive
Texarkana, TX 75503
Telephone: (903) 223-0276
Facsimile: (903) 233-0210
wlancelee@aol.com

Mark Mann
Texas Bar No. 12926150
The Mann Firm
300 West Main Street
Henderson, TX 75652
Phone (903)657-8540
Fax (903)657-6003
mm@themannfirm.com

Charles K. Verhoeven (Pro Hac Vice)
Quinn Emanuel Urquhart & Sullivan, LLP
50 California Street, 22nd Floor
San Francisco, California 94111
Telephone: (415) 875-6600
Facsimile: (415) 875-6700
charlesverhoeven@quinnemanuel.com

Edward J. DeFranco (Pro Hac Vice)
eddefranco@quinnemanuel.com
Matthew Traupman (Pro Hac Vice)
matthewtraupman@quinnemanuel.com
51 Madison Avenue, 22nd Floor
New York, New York 10010
Telephone: (212) 849-7000
Facsimile: (212) 849-7100

/s/ Richard Birnholz
Richard M. Birnholz

Sam Baxter, Lead Attorney
Texas State Bar No. 01938000
sbaxter@mckoolsmith.com
Garret W. Chambers
Texas State Bar No. 00792160
gchambers@mckoolsmith.com
McKool Smith
300 Crescent Court, Suite 1500
Dallas, Texas 75201
TEL: 214.978.4016
FAX: 214.978.4044

IRELL & MANELLA LLP
Morgan Chu (Pro Hac Vice)
mchu@irell.com
Andrei Iancu (Pro Hac Vice)
aiancu@irell.com
Richard M. Birnholz (Pro Hac Vice)
rbirnholz@irell.com
Joseph M. Lipner (Pro Hac Vice)
jlipner@irell.com
Thomas C. Werner (Pro Hac Vice)
twerner@irell.com
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone:(310) 277-1010
Facsimile:(310) 203-7199
ATTORNEYS FOR TIVO INC.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Marissa R. Ducca
Quinn Emanuel Urquhart & Sullivan, LLP
1299 Pennsylvania Ave. NW, Suite 825
Washington, D.C. 20004
Telephone: (202) 538-8109
Facsimile: (202) 538-8100
marissaducca@quinnemanuel.com

Brian K. Erickson
Texas Bar No. 24012594
brian.erickson@dlapiper.com
John Guaragna
Texas Bar No. 24043308
john.guaragna@dlapiper.com
Aaron Fountain
Texas Bar No. 24050619
aaron.fountain@dlapiper.com
Todd Patterson
Texas Bar No. 24060396
todd.patterson@dlapiper.com
401 Congress Avenue, Suite 2500
Austin, TX 78701-3799
Phone: 512.457.7000
Fax: 512.457.7001

John Allcock (admitted pro hac vice)
john.allcock@dlapiper.com
Sean Cunningham (admitted pro hac vice)
sean.cunningham@dlapiper.com
Erin Gibson (admitted pro hac vice)
erin.gibson@dlapiper.com
Edward H. Sikorski (admitted pro hac vice)
ed.sikorski@dlapiper.com
401 B Street, Suite 1700
San Diego, CA 92101
Telephone: 619-699-2700
Facsimile: 619-699-2701

Andrew N. Stein
D.C. Bar No. 1005411
andrew.stein@dlapiper.com
500 Eighth Street, NW
Washington, DC 20004
Telephone: 202-799-4000
Facsimile: 202-799-5000

ATTORNEYS FOR PLAINTIFFS MOTOROLA MOBILITY, INC. and GENERAL INSTRUMENT CORPORATION and Counterclaim Defendants TIME WARNER CABLE, INC. and TIME WARNER CABLE LLC

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTIFICATE OF SERVICE

The undersigned certifies that the foregoing document was filed electronically in compliance with Local Rule CV-5(a). All other counsel of record not deemed to have consented to electronic service were served with a true and correct copy of the foregoing by certified mail, return receipt requested, on this the 4th day of June, 2013.

/s/ Jennifer H. Doan
    Jennifer H. Doan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS
TEXARKANA DIVISION

MOTOROLA MOBILITY, INC. and GENERAL INSTRUMENT CORPORATION

                                    Plaintiffs,

vs.

TIVO INC.,

                                    Defendant.
_______________________________________

TIVO INC.,

Counterclaim Plaintiff

v.

MOTOROLA MOBILITY, INC., GENERAL INSTRUMENT CORPORATION, TIME WARNER CABLE INC., and TIME WARNER CABLE LLC,

Counterclaim Defendants.

Civil Action No. 5:11-00053-JRG JURY TRIAL DEMANDED

[PROPOSED] ORDER ON STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TORULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE

The Court has considered the Stipulation and Joint Motion to Dismiss Pursuant to Rule 41 of the Federal Rules of Civil Procedure and agreements of the Parties filed by Plaintiffs and Counterclaim Defendants Motorola Mobility, Inc. and General Instrument Corporation (collectively, "Motorola"), and Counterclaim Defendants Time Warner Cable, Inc. and Time Warner

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Cable LLC (collectively, "Time Warner Cable") and Defendant and Counterclaim Plaintiff TiVo Inc. ("TiVo") (collectively the "Parties"). The motion is hereby GRANTED.
Accordingly, it is ORDERED that the entire action is dismissed in accordance with Rule 41 of the Federal Rules of Civil Procedure and the Parties' Stipulation as follows:

1.
Motorola's Eight and Ninth Causes of Action are dismissed with prejudice in their entirety. All other claims and counterclaims Motorola asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Motorola claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the '389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent"), are dismissed without prejudice.

2.
All claims and counterclaims TiVo asserted against Motorola in the above-captioned action are dismissed with prejudice in their entirety, except that all TiVo claims and counterclaims asserting invalidity of Motorola's U.S. Patent No. 6,304,714 ("the '714 patent"), 5,949,948 ("the '948 patent"), and 6,356,708 ("the '708 patent"), are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed in their entirety without prejudice.

4.	The Parties shall each bear their own costs and attorney's fees in this action.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.